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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


Date of Report (Date of earliest reported)           August 1, 2003
                                           -------------------------------

                           Advanced Biotherapy, Inc.
                          ---------------------------
             (Exact name of registrant as specified in its chapter)

   Delaware                       0-26323                51-0402415
------------------            ----------------    -----------------------
(State or other jurisdiction    (Commission           (IRS Employer
      of incorporation)         File Number)       Identification No.)

6355 Topanga Canyon Boulevard, Suite 510                            91367
----------------------------------------                            -----
Woodland Hills, California                                       (Zip Code)
--------------------------
(Address of principal executive offices)

Registrant's telephone number, including area code   (818) 883-6716
                                                   --------------------



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Item 5.  OTHER EVENTS.

         The registrant published a press release on July 30, 2003 which reported that Advanced Biotherapy, Inc. has entered into an agreement to conduct joint clinical investigations with the Russian Federation Ministry of Health/State Institute of Transplantation and Artificial Organs..

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits.

Designation       Description of Exhibit


10.13 Agreement for Joint Clinical Investigations between the State Institute of Transplantation and Artificial Organs of the Ministry of Health of the Russian Federation and Advanced Biotherapy, Inc.

99.1     Press Release, dated July 30, 2003


                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                               ADVANCED BIOTHERAPY, INC.
                               (Registrant)


Date:  August 1, 2003          By:      /s/Edmond Buccellato
                                        --------------------------------------
                                        Edmond Buccellato, President and CEO




                                INDEX TO EXHIBITS

      Exhibit               Description

      10.13 Agreement for Joint Clinical Investigations between the State Institute of Transplantation and Artificial Organs of the Ministry of Health of the Russian Federation and Advanced Biotherapy, Inc.

      99.1        Text of Press Release, dated July 30, 2003



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